February 16, 1996


Securities and Exchange Commission
Washington, DC  20549

Ladies or Gentlemen:

RE:  Commission File Number 0-7617

The following is the electronic filing of Univest Corporation of Pennsylvania's preliminary proxy material. The fee of $125.00 was mailed on February 12, 1996 to your lockbox in Pittsburgh, Pennsylvania.

The definitive proxy will be filed by March 9, 1996.

                                             Sincerely,


                                             Robert H. Schong
                                             Secretary





                   Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                   Univest Corporation of Pennsylvania
                   -----------------------------------
             (Name of Registrant as Specified In Its Charter)

                         Robert H. Schong, Secretary
                         ---------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(2).

[ ] $500 per each part to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
    _______________________________________________________________________
    2) Aggregate number of securities to which the transaction applies;
    _______________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
    _______________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
    _______________________________________________________________________

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1) Amount Previously Paid:
     _______________________________________________________________________
     2) Form, Schedule or Registration Statement No.:
     _______________________________________________________________________
     3) Filing Party:
     _______________________________________________________________________
     4) Date Filed:
     _______________________________________________________________________




              UNIVEST CORPORATION OF PENNSYLVANIA

                      Broad & Main Streets
                 Souderton, Pennsylvania 18964

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         April 9, 1996

TO THE HOLDERS OF COMMON STOCK:

     The Annual Meeting of Shareholders of Univest Corporation of
Pennsylvania will be held on Tuesday, April 9, 1996, at 10:45 in the morning, in the Univest Building, Broad & Main Streets, Souderton, Pennsylvania.

     Univest's Board of Directors recommends a vote:
     1. FOR the election of four Class III directors for a three-year term expiring in 1999.
     2. FOR the election of three alternate directors for a one-year term expiring in 1997.
     3. FOR approval of an Employee Stock Purchase Plan reserving 250,000 shares for issuance under the Plan.
     4.  FOR approval of a Dividend Reinvestment and Stock
         Purchase Plan reserving 500,000 shares for issuance under the Plan.
     5.  FOR the ratification of the selection of Ernst & Young
         LLP as the Corporation's independent certified public accountant for the year 1996.

     Other business, of which none is anticipated, as may properly come before the meeting or any postponements or adjournments thereof will be transacted.

     The close of business on March 5, 1996, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

     The accompanying Proxy statement forms a part of this notice.

SEPARATE PROXY CARDS ARE ENCLOSED TO SHAREHOLDERS FOR THE PURPOSE OF VOTING ALL THEIR SHARES OF THE CORPORATION'S COMMON STOCK. ALL CARDS SHOULD BE SIGNED AND RETURNED SO THAT ALL YOUR SHARES MAY BE VOTED.

     IT IS IMPORTANT THAT EACH SHAREHOLDER EXERCISE HIS RIGHT TO VOTE. Whether or not you plan to attend the meeting, we urge that you execute and return your proxy cards as soon as possible in the enclosed postage-paid envelope, in order that your shares will be represented at the meeting. If you attend the meeting, you may vote in person.

                              By Order of the Board of Directors
                              MERRILL S. MOYER
                              Chairman
March 8, 1996
                              ROBERT H.SCHONG
                              Secretary


                        PROXY STATEMENT

     Univest Corporation of Pennsylvania (Univest or Corporation) is a multi-bank holding company organized by Union National Bank and Trust Company of Souderton under the Bank Holding Company Act of 1956, as amended, and subject to supervision by the Federal Reserve System. Principal subsidiaries of the Corporation are Union National Bank and Trust Company of Souderton (Union) and Pennview Savings Bank (Pennview).

     The accompanying proxy is solicited by the Board of Directors (Board) of Univest Corporation of Pennsylvania, Broad & Main Streets, Souderton, Pennsylvania 18964, for use at the Annual Meeting of Shareholders to be held April 9, 1996, and at any adjournment thereof. Copies of this proxy statement and proxies to vote the Common Stock are being sent to the shareholders on or about March 8, 1996. Any shareholder executing a proxy may revoke it at any time by giving written notice to the Secretary of the Corporation before it is voted. Some of the officers of the Corporation or employees of its direct subsidiaries, including Union and Pennview and other subsidiary companies may solicit proxies personally and by telephone, if deemed necessary. The Corporation will bear the cost of solicitation and will reimburse brokers or other persons holding shares of the Corporation's voting stock in their names, or in the names of their nominees, for reasonable expense in forwarding proxy cards and proxy statements to beneficial owners of such stock.

     The persons named in the proxy will vote in accordance with the instructions of the shareholder executing the proxy, or in the absence of any such instruction, for or against on each matter in accordance with the recommendations of the Board of Directors set forth in the proxy.

     Univest's Board of Directors recommends a vote:

     1. FOR the election of the four Class III directors nominated by the Board for a three-year term.

     2. FOR the election of the three alternate directors nominated by the Board for a one-year term.

     3. FOR approval of an Employee Stock Purchase Plan reserving 250,000 shares for issuance under the Plan.

     4.  FOR approval of a Dividend Reinvestment and Stock
         Purchase Plan reserving 500,000 shares for issuance under the Plan.

     5.  FOR the ratification of the selection of Ernst & Young
         LLP as the Corporation's independent certified public accountant for the year 1996.

     The Board of Directors has fixed the close of business on March 5, 1996, as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting. As of March 5, 1996, there were issued 3,927,600 and outstanding 3,921,270 shares of Common Stock (exclusive of 6,330 shares held as treasury stock which will not be voted).

     Holders of record of the Corporation's Common Stock will be entitled to one vote per share on all business of the meeting. The matters of business listed in this proxy will be decided by majority vote of the shares represented at the meeting. Certain other matters, of which none are anticipated, may require super majority approval as specified by the amended Articles of Incorporation. The presence in person or by proxy of the holders of 66 2/3% of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting.

     Union National Bank and Trust Company of Souderton holds 367,490 shares or 9.4% of the Corporation's Common Stock in various trust accounts in a fiduciary capacity in its Trust Department. No one trust account has 5% or more of the Corporation's Common Stock.

     Executive Officers and nominees for Directors and Alternate Directors as a group beneficially own 514,360 shares of the Corporation's Common Stock. The group consists of 16 persons: the five (5) executive officers and the nominees for Directors and Alternate Directors who are not officers of the Corporation or its subsidiaries.

     A copy of the Annual Report to Shareholders, including financial statements for the year ended December 31, 1995, has been mailed to each shareholder of record on March 5, 1996. The Annual Report is not a part of the proxy soliciting material.

                     ELECTION OF DIRECTORS

     The persons named in the accompanying proxy intend to vote to elect as directors the nominees listed below in each case, unless authority to vote for directors is withheld in the proxy. The Bylaws authorize the Board of Directors to fix the number of Directors to be elected from time to time. By proper motion, they have established the number at four Class III Directors to be elected for a three-year term expiring in 1999 and a pool of three Alternate Directors for a one-year term expiring in 1997 at this Shareholder Meeting.

     Management is informed that all the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the persons named in the proxy will vote for the election of such other person or persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors in accordance with the Corporation's Bylaws.

Nominees: *<F1>

     The following information, as of March 1, 1996, is provided with respect to the nominees for election to the Board.


                                                                                      Shares of Common
Name, Age & Year of                                                                  Stock Beneficially
Election as Director**<F2>              Business Experience                          Owned 3/1/96***<F3>

Class III (to be elected for a three-year term expiring 1999):
R. Lee Delp 49 (1994)              President and CEO, Moyer Packing Company                1,625
                                   (Beef Packers and Renderers)
Norman G. Good 71 (1975)           Retired, Norman G. Good, Inc.                          16,787
                                   (Plumbing, Heating & Air Conditioning Contractor)
Harold M. Mininger 77 (1957)       Retired--H. Mininger & Son, Inc.                       65,142(1)<F4>
                                   (General Contractor)
P. Gregory Shelly 50 (1985)        President, Shelly Enterprises, Inc.                    19,125(2)<F5>
                                   (Building Materials)
Alternate Directors (to be elected for a term of one year expiring 1997):
William S. Aichele 45 (1990)       Executive Vice President of the                         8,879(3)<F6>
                                   Corporation and President and CEO of Union
Clair W. Clemens 65 (1984)         Director, Hatfield Quality                              4,595
                                   Meats, Inc. (Pork Processing)
H. Ray Mininger 55 (1995)          President, H. Mininger & Son, Inc.                        937
                                   (General Contractor)
The following directors are not subject to election now as they were elected in prior years for terms expiring in future years.

Class I (to be continuing for a term expiring 1997):
Norman L. Keller 58 (1974)         Executive Vice President of the                        13,822(4)<F7>
                                   Corporation and President and CEO of Pennview
Thomas K. Leidy 57 (1984)          President, Leidy's, Inc.                               59,289(5)<F8>
                                   (Pork Processing)
Merrill S. Moyer 62 (1984)         Chairman & President of the                            54,188(6)<F9>
                                   Corporation & Chairman of Union
Class II (to be continuing for a term expiring 1998):
James L. Bergey 60 (1984)          President, Abram W. Bergey and                          6,744(7)<F10>
                                   Sons, Inc. (Floor Coverings)
Charles H. Hoeflich 81 (1962)      Chairman Emeritus of the Corporation                  114,790
Jules Pearlstine, Esq. 71 (1976)   Jules Pearlstine, P.A.                                154,455
                                   (Attorney, Florida)
John U. Young 57 (1988)            President, Alderfer Bologna Co.                         6,775(8)<F11>
                                   (Meat Processing)

<F1> *  Clair W. Clemens and Merrill S. Moyer are cousins.  Harold M.
        Mininger and H. Ray Mininger are father and son. There is no family relationship among any of the other nominees. All nominees now are directors or alternate directors respectively. Merrill S. Moyer and William S. Aichele are officers of UNIVEST and Union National Bank and Trust Company. Norman L. Keller is an officer of UNIVEST and Pennview Savings Bank. Other directors are non-management directors. During 1995, Jules Pearlstine and Clair W. Clemens attended fewer than 75% of the meetings.

<F2>** Dates indicate initial year as a director or alternate director of
       UNIVEST or the subsidiary banks.

<F3>*** The shares "Beneficially owned" may include shares owned by or for, among others, the spouse and/or minor children of the individuals and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and including the 25% stock dividend paid March 1, 1996. Beneficial ownership may be disclaimed as to certain of the securities. Each nominee beneficially owns less than 1% of the outstanding shares of the Common Stock of UNIVEST with the exception of Charles H. Hoeflich (2.9%); Harold M. Mininger (1.7%); Jules Pearlstine (3.9%), Thomas K. Leidy (1.5%); and Merrill S. Moyer (1.4%).

<F4>1.  Includes 21,545 shares owned by a member of Mr. Mininger's family.
        He disclaims beneficial ownership of these shares.

<F5>2.  Includes 5,520 shares over which Mr. Shelly shares voting and/or investment power and 3,470 shares owned by members of his family. He disclaims beneficial ownership as to certain of these shares.

<F6>3.  Includes 37 shares owned by members of Mr. Aichele's family.  He disclaims beneficial ownership as to certain of these shares.

<F7>4.  Includes 4,262 shares owned by members of Mr. Keller's family.  He disclaims beneficial ownership as to certain of these shares.

<F8>5.  Includes 35,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Leidy is a co-trustee, 1,670 shares owned by a member of his family, and 5,444 shares over which he shares voting and/or investment power. He disclaims ownership as to certain of these shares.

<F9>6.  Includes 35,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Moyer is a co-trustee, and 3,272 shares owned by a member of his family. He disclaims ownership as to certain of these shares.

<F10>7. Includes 257 shares owned by a member of Mr. Bergey's family.  He disclaims ownership as to certain of these shares.

<F11>8. Includes 1,925 shares owned by members of Mr. Young's family.  He disclaims beneficial ownership of these shares.


Under federal securities law, the Corporation's directors, certain officers, and persons holding more than ten percent of any class of the Corporation's common stock are required to report, within specified monthly and annual due dates, their initial ownership in any class of the Corporation's common stocks and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Corporation is required to describe in this proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. In that regard, Merrill S. Moyer filed one monthly report late after a transaction of stock of his and a transaction of stock of his spouse in retirement trust accounts and Laurance A. Moyer filed one monthly report late, after there was a transaction of stock of a relative of his living in his household.


                    ADOPTION OF THE UNIVEST
               1996 EMPLOYEE STOCK PURCHASE PLAN

On November 22, 1995, the board of Directors of the Corporation adopted the Univest 1996 Employee Stock Purchase Plan (the "ESP Plan") and allocated 250,000 shares of common stock of the Corporation, par value $5 per share, to be reserved for issuance and sale thereunder, subject to the approval of the shareholders. The Board of Directors seeks the approval of the shareholders with respect to the adoption of the ESP Plan and the allocation of common stock for the ESP Plan. The ESP Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.


The purpose of the ESP Plan is to provide eligible employees of the Corporation, and its subsidiaries whose employees are permitted to participate in the ESP Plan, with an opportunity through payroll deductions to purchase common stock of the Corporation, and thereby, acquire a proprietary interest in the Corporation.

Description of the Univest 1996 Employee Stock Purchase Plan

The following description of the ESP Plan is a summary of its terms. The full text of the ESP Plan is included herein as Exhibit "A."

Under the terms of the ESP Plan, shares of the Corporation's common stock will be offered to the eligible employees who elect to participate in the ESP Plan.

Participation is voluntary for any employee of the Corporation who has completed one (1) year of continuous service or has been employed at least two (2) years with the Corporation.

Participants will elect to have a portion of their salary (not more than 10% and not less than 2%) withheld for purposes of purchasing shares of common stock on their behalf. Any participant who has not discontinued his payroll deductions will have his payroll deductions used to purchase common stock of the Corporation on his behalf. The aggregate number of shares of common stock which may be purchased pursuant to the ESP Plan is 250,000 shares. Such shares may be authorized but unissued shares of common stock or shares purchased by the Corporation in the open market.

The purchase price at which common stock of the Corporation will be sold to a participant will be determined by the Administrative committee which will not be less than 85% of the lesser of (a) the fair market value of the shares on the first business day in an Offering Period; or (b) the fair market value of the shares on the last business day of such Offering Period.

The Board may at any time amend or terminate the ESP Plan except that no amendment may accomplish any of the following without the approval of the Corporation's shareholders: (a) Increase the number of shares reserved for purposes of the Plan or (b) Allow any person who is not an eligible employee to become a participant.


               ADOPTION OF THE UNIVEST DIVIDEND
             REINVESTMENT AND STOCK PURCHASE PLAN

On November 22, 1995, the Board of Directors of the Corporation adopted the Univest Dividend Reinvestment and Stock Purchase Plan (the "Dividend Plan") and allocated 500,000 shares of common stock of the Corporation, par value $5 per share, to be reserved for issuance and sale thereunder, subject to the approval of the shareholders. The Board of Directors seeks the approval of the shareholders with respect to the adoption of the Dividend Plan and the allocation of common stock for the Dividend Plan.

The purposes of the Dividend Plan are to provide shareholders with a convenient and simple method of investing in additional shares of the common stock of the Corporation without fees of any kind, and thereby, acquire a greater proprietary interest in the Corporation.


              Description of the Univest Dividend
             Reinvestment and Stock Purchase Plan

The following description of the Univest Dividend Reinvestment and Stock Purchase Plan is a summary of its terms. The full text of the Dividend Plan is included herein as Exhibit "B."

Under the terms of the Dividend Plan, shares of the Corporation's common stock will be purchased on behalf of shareholders who elect to participate in the Dividend Plan.

Further, any shareholder who elects to have dividends reinvested under the Dividend Plan may also elect to make optional cash payments to be used for the purchase of the Corporation's common stock between $100 and $2,000 per quarter.

With the amount of the participant's cash dividends and optional cash payments credited to the participant's account on the dividend payment date, the Corporation will purchase shares (including fractional shares) of the Corporation's common stock for the participants. Shares may be purchased from authorized but unissued (including treasury, if available) common stock of the Corporation as agent, or on the over-the-counter market by an independent stock purchasing agent, in the sole discretion of the Corporation.



            COMPENSATION AND ADDITIONAL INFORMATION

     The following table sets forth, for the preceding three years, the compensation which the Corporation and its subsidiaries paid to the five highest paid executive officers whose compensation exceeded $100,000 during 1995.

                  SUMMARY COMPENSATION TABLE
                                                                     Long-Term
                                                                    Compensation
                                   Annual Compensation                 Awards         All Other
                                                                    Options/        Compensation
Name and Principal Position         Year    Salary ($)   Bonus ($)     SARS (#)      ($) [1]<F1>

Merrill S. Moyer                    1995    $240,000     $69,000       9,100         $35,614
Chairman, President                 1994     231,500      25,000           0          26,577
and CEO of the Corporation          1993     225,000      20,000       9,100          26,454

William S. Aichele                  1995    $160,000     $36,800       5,000          18,580
Executive Vice President            1994     154,500      20,000           0          10,661
of the Corporation and              1993     150,009      15,000       4,600          10,538
President and CEO of Union

Norman L. Keller                    1995    $137,000     $23,633       3,500          41,578
Executive Vice President            1994     137,000       5,000           0          34,110
of the Corporation and              1993     133,000       7,000       3,500          33,990
President and CEO of Pennview

Marvin A. Anders                    1995    $123,500     $28,405       3,500          23,176
Vice Chairman of the                1994     120,000      12,000           0          16,660
Corporation and                     1993     116,500       7,500       3,500          16,555
Executive Vice President
of Union

Wallace H. Bieler                   1995    $106,000     $18,285       3,000         $15,999
Senior Vice President of            1994     101,500      12,000           0          10,153
the Corporation and                 1993      98,500       8,500       2,000          10,063
Senior Vice President of
Union

<F1> [1]  The amount and type of "All Other Compensation" accrued in 1995 for each of the executives named above is as follows:


Named Executive              Contribution

                              Supplemental
                     401k     Pension Plan     Other [2]<F2>
Merrill S. Moyer     $9,240     $21,957          $4,417
William S. Aichele    9,240       6,041           3,299
Norman L. Keller      9,240      30,000           2,338
Marvin A. Anders      8,741      13,060           1,375
Wallace H.  Bieler    7,516       7,108           1,375

<F2>[2] Includes use of company car and personal tax preparation services.

             OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                         Individual Grants
                                          % of Total
                                          Option/SARS                                          Grant
                            Option/       Granted to            Exercise or                    Date
                             SARS         Employees in          Base Price      Expiration     Present
Name                       Granted $      Fiscal Year            ($/Sh)         Date [1]<F1>   Value $[2]<F2>

Merrill S. Moyer             9,100        20.8%                 $ 38.75         12/31/01        $58,604
Chairman, President and
CEO of the Corporation

William S. Aichele           5,000        11.4%                   38.75         12/31/01         32,200
Executive Vice President of
the Corporation and
President & CEO of Union

Norman L. Keller             3,500         8.0%                   38.75         12/31/01         22,540
Executive Vice President of
the Corporation and
President & CEO of Pennview

Marvin A. Anders             3,500         8.0%                   38.75         12/31/01         22,540
Vice Chairman of the
Corporation and Executive
Vice President of Union

Wallace H. Bieler            3,000         6.8%                   38.75         12/31/01         19,320
Senior Vice President of
the Corporation and Senior
Vice President of Union

<F1>[1]  Date of exercisability:  One-third of grant becomes exercisable on successive years beginning 1/1/98, except for Merrill S. Moyer, one-half of grant becomes exercisable on successive years beginning 1/1/97.

<F2>[2]  Black-Scholes methodology was used for grant date valuation.
         Assumptions include:  Stock price $38.75; exercise price
         $38.75; expected stock volatility .11; six-year term; risk-free rate 5.24%; dividend yield 2.36%.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
               FISCAL YEAR-END OPTION/SAR VALUES


                                                                                          Value of
                                                                      Number of          Unexercised
                                                                    Unexercised         In-the-Money
                                                                   Options/SARS at     Options/SARS at
                                                                      FY-End (#)          FY-End ($)
                                  Shares                Value
                                Acquired on            Realized      Exercisable/       Exercisable/
Name                            Exercise(#)[1]<F1>        ($)       Unexercisable      Unexercisable
Merrill S. Moyer                     0                    0              0/18,200            0/34,125
Chairman, President and
CEO of the  Corporation

William S. Aichele                   0                    0              0/9,600             0/17,250
Executive Vice President
of the Corporation and
President  and CEO of Union

Norman L. Keller                     0                     0            0/7,500              0/15,000
Executive Vice President
of the Corporation and
President and CEO of Pennview

Marvin A. Anders                     0                     0            0/7,000              0/13,125
Vice Chairman of the
Corporation and
Executive Vice President
of Union

Wallace H. Bieler                    0                     0            0/5,000              0/7,500
Senior Vice President of
the Corporation and
Senior Vice President of
Union

<F1>(1)  There were no options exercised by Named Executives during
         1995.

              BOARD COMPENSATION COMMITTEE REPORT
                   ON EXECUTIVE COMPENSATION

Executive compensation is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is responsible for setting the compensation level for the Chief Executive Officer and setting and reviewing compensation levels for all other executive officers of the Corporation. The Committee consists of four members appointed by the Board: James L. Bergey, Charles H. Hoeflich, who formerly served as Chairman of Univest Corporation, Thomas K. Leidy, and Harold M. Mininger.

The Committee believes that it is important to reinforce its executive compensation philosophy by using both short- and long-term incentive compensation awards linking payouts directly to performance. Compensation for Univest's senior executives is also designed to be competitive with other comparable regional banking institutions and to reward performance.

Base Salaries

An important objective of Univest's executive compensation program is to attract and retain qualified management talent, and the level of base salaries plays a key role in reaching this objective. In setting executive salaries, the Committee uses competitive information derived from a review of the appropriate regional marketplace, including formal salary surveys and an analysis of comparator group norms. The final determination of salary adjustments balances the objective of maintaining competitive salaries with that of rewarding performance.

The salary paid to Mr. Merrill S. Moyer in 1995 was $240,000 compared with $231,500 in 1994. The modest 3.7% increase in base salary is in line with Univest's philosophy of minimizing base salary increases in favor of variable compensation based on performance. Information from outside consultants indicates that Mr. Moyer's salary is within comparator group norms.

For the remaining named executive officers, base salaries were indicated by outside consultants to be within comparator group norms. For this group, base salary increases ranged up to 4.4%. The base salary increases were modest in keeping with the emphasis on performance driven compensation. Future base salary adjustments will continue to be based on industry group norms as well as on Univest performance measures.

Annual Incentives

1995 marked the first year of executive participation in a formal annual incentive plan which tied payouts directly to both corporate and business unit results. The annual incentive plan is a key tool for the Committee to manage executive compensation by recognizing performance while minimizing salary increases. Annual incentive performance measures included corporate return on asset performance as well as team, unit, and group level operating performance goals.

With respect to performance, Return on Assets for 1995 was 1.33%, reflecting continued strong financial performance. With respect to payouts for 1995, the annual incentive amount paid to Mr. Moyer in 1995 was $69,000 or 28.8% of base salary. For the remaining senior executives, payments ranged from $18,285 to $36,800 and were indicative of the strong performance demonstrated by the company and the individuals.

Long-Term Incentives

A Long-Term Incentive Plan was implemented in 1995 in order to promote the long-term objectives of Univest, retain key executives, encourage growth in shareholder value, and encourage management investment in the Corporation. Compensation derived from long-term incentive awards was therefore tied directly to the creation of shareholder value.

Participation in the Long-Term Incentive Plan is determined by the Committee. The committee may grant either stock options or long-term performance share awards to executives and other employees. These will have value to the recipients only if shareholder value is created, either in the form of stock price appreciation and/or the increased ability of Univest to pay dividends on its stock.

For 1995, the Committee concluded stock option grants would provide the most effective long-term incentive vehicle by focusing senior management on stock performance through a greater potential for stock ownership. The stock options granted to each of the named executives were structured to provide for executive retention through a vesting schedule of two- to six-years, with options vesting annually, commencing in the second year after date of grant.

Future Award Determination

The Committee will continue to reassess Univest's executive compensation program in order to ensure that it promotes the long-term objectives of Univest, encourages growth in shareholder value, provides the opportunity for management investment in the Corporation, and attracts and retains top-level executives who will manage strategically in 1996 and beyond.


James L. Bergey
Charles H. Hoeflich
Thomas K. Leidy
Harold M. Mininger


NON-MANAGEMENT DIRECTOR COMPENSATION:

Each non-employee Director or Alternate Director is paid an annual retainer fee of $6,500. Each non-employee Director or Alternate Director receives a fee of $600 for each Board of Directors meeting of Univest, Union, or Pennview which he attends. Only one fee is paid to the Director or Alternate Director if these Boards meet on a concurrent basis. Non-employee Directors who are members of the Executive Committee or Loan Policy Committee of the Board of Directors receive a fee of $525 for each meeting attended. Non-employee Directors or Alternate Directors who attend other committees of the Board of Directors receive a fee ranging from $300 to $400 for each meeting attended.

RETIREMENT, SALARY CONTINUATION, AND DEFERRED SALARY SAVINGS PLANS:

     All officers and employees of the Corporation and its subsidiaries working 1,000 hours or more in a plan year will accrue a benefit in that year and will be included in a nondiscriminatory retirement plan which qualifies under the Internal Revenue Code. The plan is compulsory and non-contributory. Although costs are not allocated on an individual basis, 4.3% of the total remuneration of all plan participants, calculated on an actuarial basis, was accrued during 1995. Benefits vest when an officer or employee completes five years of service. In addition, the Corporation maintains a non-qualified, unfunded plan, the Supplemental Retirement Plan (the "Supplemental Retirement Plan"), which provides retirement benefits to eligible employees. The table set forth below illustrates the total combined estimated annual benefits payable under the Univest Retirement Plan and the Supplemental Retirement Plan to eligible salaried employees in hypothetical five (5) year average salary and years of service classification (assuming retirement as of January 1, 1996) are estimated as follows:

                       YEARS OF SERVICE
   Highest
 Consecutive
 5-Year Avg.
   Salary      20         25          30          35          40          45          50
$100,000     $32,117    $35,146     $38,176     $41,205     $43,705     $46,205     $48,705
 150,000      49,617     54,521      59,426      64,330      68,080      71,830      75,580
 200,000      67,117     73,896      80,676      87,455      92,455      97,455     102,455
 250,000      84,617     93,271     101,926     110,580     116,830     123,080     129,330
 300,000     102,117    112,646     123,176     133,705     141,205     148,705     156,205

     The annual benefits are estimated on the basis of a straight life annuity notwithstanding the availability of joint and survivor annuitant and certain and continuous annuity options. Benefits are not subject to reduction for Social Security benefits. For purposes of the plan (assuming retirement at normal retirement date), Merrill S. Moyer, William S. Aichele, Norman L. Keller, Marvin A. Anders, and Wallace H. Bieler respectively, have thirty-six, forty-four, thirty, forty-seven, and forty-five years of service. Certain groups of officers and employees have other benefits for past service with now affiliated companies.

     A salary continuation plan is provided for the individuals named in the Summary Compensation Table and to certain other executive management of the Corporation. The plan was established to provide pre- and post-retirement death benefits. Additionally, retirement benefits are payable upon the death, disability, or retirement of the individual covered by the plan and are calculated as a percentage of base salary of the individual adjusted for the cost of living. The retirement benefits payable to the individual or the spouse of the individual are for a minimum of ten (10) years and are determined in amount as of the retirement date. The salary continuation plan is an unfunded promise to pay to the named individuals which is subject to the substantial risk of forfeiture, and the individual is not considered as vested pursuant to the plan.

     On an optional basis, all officers and employees who have attained the age of 21 and have completed 12 months of service may participate in a deferred salary savings plan. Participants may defer from 1% to 15% of their salary. The corporation or its subsidiaries will make a matching contribution of 50% of the first 6% of the participant's salary. All contributions are invested via a trust. The corporation's matching contributions, amounting to $100,263 are vested at 50% at the end of two years, 75% at the end of three years, and 100% at the end of four years. Benefit payments normally are made in connection with a participant's retirement. The plan permits early withdrawal of the money under certain circumstances. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan.

     Compensation for Group Life Insurance premiums, hospitalization and medical plans, and other personal benefits are provided to all full-time employees and do not discriminate in favor of officers or directors of the Corporation or its subsidiaries.

            TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Union and Pennview had transactions with directors/officers of UNIVEST or their associates, which comply with regulations of the Comptroller of the Currency and the Federal Reserve System, involving only normal risks which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

     During 1995, the Corporation and its subsidiaries paid $512,651 to
H. Mininger & Son, Inc. for building expansion projects which were in the normal course of business on substantially the same terms as available from others. H. Ray Mininger, Alternate Director, is president of H. Mininger & Son, Inc.


     The law firm of Brunner, Conver and Conver, in which Neil L. Conver, a director of Pennview Savings Bank, is a partner, performs legal services for Pennview Savings Bank in the ordinary course of business. For the year ended December 31, 1995, fees received by Brunner, Conver and Conver for services performed for Pennview Savings Bank, amounted to less than 5% of the firm's gross revenues.


                INDEPENDENT PUBLIC ACCOUNTANTS

     Shareholders are asked to ratify the action of the Board of Directors in selecting Ernst & Young LLP as the independent certified public accountant for the year 1996.

     If the Shareholders do not ratify the selection of Ernst & Young LLP, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors.

     It is understood that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent certified public accountant at any time during the year if the Board determines that such a change would be in the best interests of the Corporation and its shareholders.

     A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*<F1>
          AMONG UNIVEST CORPORATION OF PENNSYLVANIA,
        NASDAQ COMPOSITE INDEX, AND NASDAQ BANKS INDEX


Name                          1991      1992      1993      1994      1995
Univest Corporation             93       118       170       187       210

NASDAQ Stock Market - US       161       187       215       210       296

NASDAQ Banks                   164       239       272       271       404

<F1>*$100 INVESTED ON 12/31/90 IN STOCK OR INDEX - INCLUDING REINVESTMENT
     OF DIVIDENDS.  FISCAL YEAR ENDING DECEMBER 31.

      The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that UNIVEST specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              DIRECTORS' MEETINGS AND COMMITTEES

     UNIVEST's Board of Directors met thirteen times during 1995. All members of Univest's Board serve as a nominating committee. It proposes names for nomination for election or re-election to the Board.

     The 1995 Audit Committee, consisting of Charles H. Hoeflich, Harold
M. Mininger, Jules Pearlstine, and John U. Young, all external directors of the Corporation, met four times during 1995 to recommend the selection of the independent certified public accountant, to discuss the scope of activities of the independent certified public accountant, and to review activities of the internal auditor.


                     SHAREHOLDER PROPOSALS

     Proposals by shareholders which are intended to be presented at the Corporation's 1997 annual meeting must be received by the Corporation no later than November 12, 1996.

     According to bylaws of the Corporation, a proposal for action to be presented by any shareholder at an annual or special meeting of shareholders shall be out of order unless specifically described in the Corporation's notice to all shareholders of the meeting and the matters to be acted upon thereat or unless the proposal shall have been submitted in writing to the Chairman and received at the principal executive offices of the Corporation at least 60 days prior to the date of such meeting, and such proposal is, under law, an appropriate subject for shareholder action.

                        OTHER BUSINESS

     The Board of Directors and Management do not intend to present to the meeting any business other than as stated above. They know of no other business which may be presented to the meeting. If any matter other than those included in this proxy statement is presented to the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

     SHAREHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND RETURN IT AT ONCE IN THE ENCLOSED ENVELOPE. PROXIES WILL BE VOTED IN ACCORDANCE WITH SHAREHOLDERS' DIRECTIONS. THE PROXY DOES NOT AFFECT THE RIGHT TO VOTE IN PERSON AT THE MEETING AND MAY BE REVOKED PRIOR TO THE CALL FOR A VOTE.

                                By Order of the Board of Directors
Souderton, Pennsylvania
                                   MERRILL S. MOYER
March 8, 1996                      Chairman
                                   ROBERT H. SCHONG
                                   Secretary





                           EXHIBIT A

                            UNIVEST

               1996 EMPLOYEE STOCK PURCHASE PLAN


                           ARTICLE I

                         Introduction

      Section 1.01 Establishment and Purpose of Plan. The Univest 1996 Employee Stock Purchase Plan ("Plan") is established to provide eligible employees of Univest Corporation of Pennsylvania (the "Corporation"), and its subsidiaries whose employees are permitted to participate in the Plan, with an opportunity through payroll deductions to purchase common stock of the Corporation and, thereby, acquire a proprietary interest in the Corporation. It is believed that the Plan will stimulate employee participation in ownership which will be to the mutual benefit of both the Corporation and its employees.

      Section 1.02 Internal Revenue Code Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended ("Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


                          ARTICLE II

                          Definitions

      Whenever used herein, the following words and phrases shall have the meaning stated below unless a different meaning is plainly required by the context.

      Section 2.01 "Administrative Committee" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 8.03 hereof.

      Section 2.02 "Board of Directors" means the Board of Directors of the Corporation.

      Section 2.03 "Bulletin Board" means an automated quotation system for OTC securities under Section 17(b) of the Securities Exchange Act of 1934 operated by the National Association of Securities Dealers, Inc.

      Section 2.04 "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

     Section 2.05 "Compensation" with respect to any Employee means the total regular salary or wages paid, during the period of reference, to
an Employee by an Employer.   For purpose of this Section, the
determination of Compensation shall be made by:

          (a) excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation and welfare benefits;

          (b)  excluding overtime, bonuses and commissions; and

          (c) including amounts which are contributed by an Employer pursuant to a salary reduction agreement under any Code Section 125 or 401(k) plan sponsored by the Employer.

      Section 2.06 "Continuous Service" means the designated period of time immediately preceding the Offering Date during which the Employee has been employed by an Employer and during which there has been no interruption of the Employee's employment with the Employer. For this purpose, periods of Excused Absence shall not be considered to be interruptions of Continuous Service.

      Section 2.07  "Corporation" means Univest Corporation of
Pennsylvania.

      Section 2.08 "Custodian" means the Trust Department of Union National Bank and Trust Company of Souderton or such other entity appointed by the Board of Directors.

      Section 2.09 "Eligible Employee" means each individual who, on an Offering Date is:

          (a)  An Employee of an Employer; and

          (b) Has completed with the Employer at least one (1) year of Continuous Service or has been employed at least two (2) years.

Notwithstanding the foregoing to the contrary, any individual who is deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of an Employer or of its parent or subsidiary corporation shall not be eligible to participate in the Plan.

     Section 2.10 "Employee" means each individual employed by an Employer.

     Section 2.11 "Employer" means the Corporation and any current or future parent and/or subsidiary corporation as defined in Sections 424(e) and 424(f) of the Code that, with the consent of the Board of Directors, is permitted to have its employees become participants herein.

     Section 2.12 "Enrollment Form" means the instrument prescribed by the Administrative Committee pursuant to which an Eligible Employee enrolls to be a Participant in the Plan.

     Section 2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 2.14 "Excused Absence" means absence pursuant to a leave of absence granted by an Employer, absence due to disability or illness, absence by reason of a layoff, or absence by reason of active duty in the armed forces of the United States. In no event may an Excused Absence exceed twelve (12) weeks in length (or, if longer and if applicable, the period of the individual's active duty in the armed forces of the United States and such period thereafter as such individual's right to reemployment by the Employer is protected by law), and any absence shall cease to be an Excused Absence upon the earlier of
(i) the last day of the calendar month in which the duration of the absence reaches twelve (12) weeks or (ii) the last day of the calendar month in which the leave expires by its terms, the layoff ends by recall or permanent separation from service, or recovery from illness or disability occurs.

      Section 2.15 "Exercise Date" means the first business day of each calendar quarter during which the Plan is in effect.

      Section 2.16 "Market Value" means the closing sale price on the date in question of a share of Stock on the principal United States securities exchange registered under the Exchange Act on which such Stock is listed, or if such Stock is not listed on any exchange, the last sale price of a share of Stock as quoted by the Bulletin Board on the date in question, or if no such quotations are available, the fair market value on the date in question of a share of Stock shall be determined by the Administrative Committee in good faith.

      Section 2.17 "Offering" means the offering of shares of Stock under the Plan.

      Section 2.18 "Offering Date" means May 16, 1996 and the second business day of each calendar quarter during which the Plan is in effect.

      Section 2.19 "Offering Period" means the period beginning on the Offering Date and ending on the Exercise Date.

      Section 2.20 "Participant" means each Eligible Employee who elects to participate in the Plan through the execution of an Enrollment Form.

      Section 2.21 "Plan" means the Univest 1996 Employee Stock Purchase Plan, as the same is set forth herein and may hereafter be amended.

      Section 2.22  "Stock" means the common stock of the Corporation.

      Section 2.23 "Stock Purchase Account" means a non-interest bearing account consisting of all amounts withheld from a Participant's Compensation for the purpose of purchasing shares of Stock for such Participant under the Plan reduced by all amounts applied to the purchase of Stock for such Participant under the Plan. The amounts withheld shall be deposited with the general funds of the Corporation and may be used by the Corporation for any corporate purpose. No interest shall be paid or payable with respect to any amount held in a Participant's Stock Purchase Account.

                          ARTICLE III

                         Participation

       Section 3.01 Initial Participation. Any Employee who is an Eligible Employee on an Offering Date shall become a Participant in the Offering Period that begins on that Offering Date by executing and delivering to the Administrative Committee an Enrollment Form on or no more than thirty (30) days prior to that Offering Date. An Eligible Employee who does not timely execute and deliver an Enrollment Form for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee executes and delivers a timely Enrollment Form for a subsequent Offering Period.

      Section 3.02 Continued Participation. A Participant shall automatically participate in each successive Offering Period until such time as such Participant's participation is ended as provided herein. A Participant is not required to file any additional Enrollment Forms for subsequent Offering Periods in order to continue to participate in the Plan.

      Section 3.03 Voluntary Discontinuance of Participation. Any Participant may voluntarily withdraw from the Plan by executing and delivering a notice of withdrawal with the Administrative Committee. The withdrawal shall be effective upon receipt, except that any withdrawal received on an Exercise Date will be effective on the next day. The amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to the Participant within thirty (30) days of the date of withdrawal.

      Section 3.04 Automatic Discontinuance of Participation. If a Participant ceases to be an Eligible Employee, the Participant's partici-pation in the Plan shall immediately end, except that if such date is the Exercise Date, the withdrawal shall be effective on the next day.
The amount, if any, standing to the Participant's credit in his Stock Purchase Account shall be refunded to the Participant within thirty (30) days of the date of withdrawal.

      Section 3.05 Readmission to Participation. Any Employee who has previously been a Participant, whose participation has been discontinued, and who desires to be reinstated as a Participant, may again become a Participant by executing and delivering to the Administrative Committee an Enrollment Form on or no more than thirty
(30) days prior to any Offering Date, and in such event, the Employee shall again become a Participant on that Offering Date. The Employee may not resume participation in the Plan during the Offering Period in which his participation ended.


                          ARTICLE IV

                        Stock Purchase

     Section 4.01 Reservation of Shares. There shall be 250,000 shares of Stock reserved for the Plan. Subject to adjustment in accordance with the anti-dilution provisions hereinafter set forth in Section 5.02, the aggregate number of shares that may be purchased under the Plan shall not exceed the number of shares reserved for the Plan. The shares of Stock may be (i) treasury or newly issued shares of the Corporation or (ii) purchased by the Corporation on the open market.

     Section 4.02 Grant of Option. On each Offering Date, an option shall be given to each Participant to purchase that number of shares of Stock arrived at by dividing the total amount of the Participant's expected payroll deductions during the Offering Period (determined by multiplying the payroll deductions withheld during the first pay period of the Offering Period by the number of pay periods during the Offering Period) by the fair market value of the shares of Stock on that date as determined by the Administrative Committee.

     Section 4.03 Limitation on Shares Available. The maximum number of shares of Stock that may be purchased for each Participant on an Exercise Date is the lesser of (i) the maximum number of shares which the Participant may purchase under Section 4.02, (ii) the number of shares of Stock that can be purchased by applying the full balance of the Participant's Stock Purchase Account to such purchase of shares at the Purchase Price (as hereinafter determined) or (iii) the Participant's proportionate part of the maximum number of shares of Stock available within the limitation established by the maximum aggregate number of such shares reserved for the Plan, as stated in
Section 4.01 hereof. Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed for the purposes of Section 423(b) (3) of the Code to own stock (including any number of shares that such person would be entitled to purchase hereunder) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of an Employer, the maximum number of shares that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of Stock that such person is so deemed to own (excluding any number of shares that such person would be entitled to purchase hereunder), is one less than such five percent (5%). Any portion of a Participant's Stock Purchase Account that cannot be applied by reason of the foregoing limitation shall remain in the Participant's Stock Purchase Account for application to the purchase of Stock in the next Offering (unless properly withdrawn).

     Section 4.04 Purchase Price of Shares. The Purchase Price at which shares of Stock shall be sold in any Offering under the Plan shall be set by the Administrative Committee; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (i) the Market Value of the shares of Stock on the first business day in the Offering Period, or (ii) the Market Value of the shares of Stock on the last business day of such Offering Period.
Unless otherwise provided by the Administrative Committee, prior to the commencement of an Offering Period, the purchase price for the Offering Period shall be eighty-five percent (85%) of the lesser of (i) the fair market value of the shares of Stock, as determined by the Administrative Committee on the first business day in the Offering Period or (ii) the fair market value of the shares of Stock, as determined by the Administrative Committee, on the last business day of such Offering Period, plus any transfer or other fees imposed on the transaction pursuant to which such share of Stock is purchased. In no event shall the Purchase Price be less than the par value of the Stock.

     Section 4.05  Exercise of Purchase Privilege.

           (a) Subject to the provisions of Section 4.03 and of paragraph (b) of this Section 4.05, if on any Exercise Date there is an amount standing to the credit of the Participant in the Participant's Stock Purchase Account, there shall be purchased for the Participant at such Purchase Price the shares of Stock as can be purchased with the amount then standing to the Participant's credit in the Stock Purchase Account. Each such purchase shall be deemed to have occurred on the Exercise Date occurring at the close of the Offering Period for which the purchase was made.

          (b) As determined in accordance with Section 423(b)(8) of the Code, no Participant shall be granted an option which permits his or her rights to purchase shares of Stock under this Plan and any similar plans of the Employer to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding any time.

     Section 4.06  Establishment of Stock Purchase Account.

           (a) Payroll Deductions. Each Participant shall authorize payroll deductions from Compensation for the purpose of funding his Stock Purchase Account. In the Enrollment Form, each Participant shall authorize a deduction from each payment of his Compensation, which deduction shall not be more than ten percent (10%) of the gross amount of such payment, rounded to the next highest whole dollar amount. The minimum deduction for a Participant is two percent (2%) per paycheck. Payroll deductions shall commence on the first pay day during the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

           (b) Change in Payroll Deduction Rate. A Participant may decrease (but not increase) the rate of payroll deductions during an Offering Period by filing with the Corporation a new authorization for payroll deductions, in which case the new rate shall become effective within fifteen (15) business days after the Corporation's receipt of the authorization. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made in any Offering Period. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Corporation a new Enrollment Form on or prior to the Offering Date with respect to such subsequent Offering Period.

     Section 4.07 Payment for Stock. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's Stock Purchase Account. As of each Exercise Date, the amount standing to the credit of each Participant in the Stock Purchase Account on the Exercise Date for the Offering that expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Stock purchased by such Participant on the Exercise Date. The remaining balance standing to the Participant's credit in the Stock Purchase Account shall remain credited to such Stock Purchase Account for the next succeeding Offering under the Plan, if any, and, if none, shall be refunded to the Participant within thirty (30) days of the Exercise Date. No interest shall be paid or payable with respect to any amount held in the Participant's Stock Purchase Account.

      Section 4.08 Share Ownership. The shares of Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Corporation shall inure to the Participant with respect to such shares. Shares of Stock purchased under the Plan shall be registered in the name of the Custodian or its nominee as agent for Participants, credited to an account established for each Participant as appropriate, and held by the Custodian. Each Participant's account will be credited with that number of shares, including fractions computed to four (4) decimal places. If declared and paid, dividends will be paid on all shares of Stock held in each Participant's account. Unless otherwise directed by the Participant, all dividends paid with respect to shares of Stock held in the Participant's account will automatically be invested pursuant to the Univest Dividend Reinvestment and Stock Purchase Plan.

      Section 4.09 Issuance of Certificates to a Participant. Upon a Participant ceasing to be a Participant in the Plan, the Corporation shall issue certificates for shares held by the Custodian for the Participant and deliver such certificates to the Participant within thirty (30) days of the Participant's withdrawal from the Plan. The Corporation will not issue certificates for fractional shares. Any fractional shares will be paid for in cash by the Corporation upon a Participant's withdrawal. The cash payment for any fractional share shall be based on the last sale price of the Stock as quoted by the Bulletin Board on the next business day on which the Stock is trading following the day on which the withdrawal request is effectively processed by the Corporation.

                           ARTICLE V

                      Special Adjustments

      Section 5.01 Shares Unavailable. If, on any Exercise Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the following events shall occur:

          (a) The number of shares that would otherwise be purchased by each Participant shall be proportionately reduced on the Exercise Date in order to eliminate such excess;

          (b) The Plan shall automatically terminate immediately after the Exercise Date as of which the supply of available shares is exhausted; and

          (c) Any amount remaining in the Stock Purchase Account of each of the Participants shall be repaid or produced within thirty (30) days.

      Section 5.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as hereinabove provided, and the calculation of the Purchase Price per share may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Corporation. Any such adjustment shall be made by the Administrative Committee acting with the consent of, and subject to the approval of, the Board of Directors.

      Section 5.03 Effect of Certain Transactions. Subject to any required action by the shareholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any Offering hereunder shall pertain to and apply to the shares of Stock of the Corporation. However, in the event of a dissolution or liquidation of the Corporation, or of a merger or consolidation in which the Corporation is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participant in the Stock Purchase Account shall be returned to the Participant.

                          ARTICLE VI

                 Restrictions on Participants
              Subject to Short-Swing Profit Rules

      Notwithstanding any provision of this Plan to the contrary, with respect to Participants subject to Section 16 of the Exchange Act, all transactions in shares of Stock must be transacted in accordance with
Section 16 of the Exchange Act and the rules promulgated thereunder. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrative Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision shall be deemed automatically to be incorporated by reference into the Plan.

                          ARTICLE VII

                   Approval of Stockholders

       This Plan shall be subject to approval by the holders of the common stock of the Corporation at a duly called meeting of the stockholders, which approval must occur within the period ending twelve
(12) months after the date on which this Plan was adopted by the Board of Directors.


                         SECTION VIII

                         Miscellaneous

      Section 8.01 Non-Alienation. The right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime while employed, except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such shares of Stock and such residual balance as may remain in the Participant's Stock Purchase Account as of the time the Corporation becomes aware of the Participant's death, including shares of Stock purchased as of that date or prior thereto with moneys withheld from the Participant's Compensation.

      Section 8.02 Administrative Costs. The Corporation shall pay all administrative expenses associated with the operation of the Plan. No administrative charges shall be levied against the Stock Purchase
Accounts of the Participants.

      Section 8.03 Administrative Committee. The Board of Directors shall appoint an Administrative Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. Each member of the Administrative Committee shall be a "disinterested person," as such term is defined in Rule 16b-3 under the Exchange Act. The Administrative Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Enrollment Form, payroll withholding authorizations, withdrawal documents, and all other notices required hereunder. The Administrative Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Administrative Committee's interpretations and decisions in respect of the Plan, the rules and regulations pursuant to which it is operated, and the rights of Participants hereunder shall be final and conclusive.

      Section 8.04 Amendment of the Plan. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that no amendment may accomplish any of the following without the approval of the Corporation's shareholders:

           (a) increase the number of shares reserved for purposes of the Plan; or

           (b) allow any person who is not an Eligible Employee to become a Participant.

      Section 8.05 Repurchase of Stock. The Corporation shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquired under the Plan.

      Section 8.06 Notice. An Enrollment Form and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Administrative Committee and shall be effective only when received by the Administrative Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to Univest Corporation of Pennsylvania, Univest Plaza, Broad and Main Streets, Souderton, PA 18964, Attention: Chairman of the Administrative Committee of the Univest 1996 Employee Stock Purchase Plan. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Administrative Committee.

      Section 8.07 Government Regulation. The Corporation's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

      Section 8.08 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

      Section 8.09 Severability of Provisions; Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change).
The Plan shall be governed by the laws of the Commonwealth of Pennsylvania, to the extent such laws are not in conflict with, or superseded by, federal law.

      Section 8.10 Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Corporation or any subsidiary or affect any right which the Corporation or any subsidiary may have to terminate the employment of such Employee.

                           EXHIBIT B

                            UNIVEST

         DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

       500,000 Shares of Common Stock (Par Value $5.00)


                           ARTICLE I

             Establishment and Purpose of the Plan

      The "dividend reinvestment and stock purchase plan" established hereby shall be known as the Univest Dividend Reinvestment and Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide the holders of record and certain beneficial owners of the common stock
("Common   Stock") of Univest Corporation of Pennsylvania (the
"Corporation") with a method of investing cash dividends and optional cash payments in additional shares of Common Stock.




                          ARTICLE II

                        Administration

      Section 2.01 Administrator. The Trust Department of Union National Bank and Trust Company of Souderton or such other entity appointed by the Corporation (the "Administrator") shall administer the Plan for participants, keep records, send quarterly statements of accounts to participants and perform other administrative duties relating to the Plan.

      Section 2.02 Interpretation. The Corporation shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, including those necessary to prevent any abuse.

       Section 2.03 Communications. Any notices, questions or correspondence relating to the Plan shall include the participant's account number and tax identification number and shall be addressed to the Administrator at its designated place of business. For example:
Union National Bank and Trust Company of Souderton, Plan Administrator of the Univest Dividend Reinvestment and Stock Purchase Plan, Univest Plaza, Broad and Main Streets, Souderton, PA 18964, Attention: Trust Department.

      Section 2.04 Defined Terms. Whenever used herein, the following words and phrases shall have the meaning stated below unless a different meaning is plainly required by the context:

           (a) "Authorization Form" means the form provided to a shareholder to participate in the Plan.

           (b) "Bulletin Board" means an automated quotation system for OTC equities under Section 17(b) of the Securities Exchange Act of 1934 operated by the National Association of Security Dealers, Inc.

           (c) "Investment Date" means the date on which the dividend payment is made (customarily, the dividend payment date has been the first business day of January, April, July and October).

           (d) "Market Value" means for purposes of this Plan, (i) where Common Stock is purchased in the open market or in negotiated transactions for the Plan, the average price actually paid for the shares (excluding brokerage commissions, if any) at the time such shares are purchased, or (ii) where treasury or authorized and unissued Common Stock is used, the average of the lowest bid and asked prices per share for the ten (10) trading days preceding the relevant Investment Date as reported by one or more firms selected by the Administrator.

                          ARTICLE III

                          Eligibility

      All holders of record of shares of Common Stock are eligible to participate in the Plan. To be eligible for participation in the Plan, beneficial owners of shares of Common Stock whose shares are registered in names other than their own must become shareholders of record by having the shares transferred into their names, or they may request their holders of record to participate on their behalf.

                          ARTICLE IV

                           Election

      Section 4.01 Participation Election. A shareholder may begin participation in the Plan at any time by executing and returning an Authorization Form to the Administrator. The Administrator shall provide a shareholder with an Authorization Form upon his request. A shareholder may elect to have the dividends on all or any portion of his shares reinvested under the Plan. An Authorization Form must be received at least five (5) business days before a dividend record date in order for the dividends payable to the shareholder to be reinvested in the Corporation's Common Stock under the Plan. Otherwise, reinvestment will begin as of the next following Investment Date.

      Section 4.02 Reinvestment of Dividends. If a shareholder elects to participate in the Plan, the Corporation shall apply all of the participating shareholder's cash dividends on shares held by the participant subject to the Plan to the participant's account under the Plan to the purchase of additional shares of Common Stock. All cash dividends shall be invested at the price set forth in Section 5.02 below.

      Section 4.03 Optional Cash Payments. Any shareholder who elects to have dividends reinvested under the Plan may also elect to make optional cash payments to be used for the purchase of Common Stock. If a shareholder elects to participate in the optional cash feature of the Plan, he may elect to contribute an optional payment in an amount not to exceed $2,000 per quarter. In any given quarter, optional cash payments must be at least $100 per payment. Checks and money orders shall be made payable to the Administrator (for example, Union National Bank and Trust Company of Souderton, Plan Administrator of the Univest Dividend Reinvestment and Stock Purchase Plan), and include the participant's account number and tax identification number. No interest will be paid on optional cash payments held by the Plan Administrator.

     Section 4.04 Investment of Optional Cash Payments. Optional cash payments will be used to purchase additional shares of the Corporation's Common Stock which will be credited to the participant's account. All optional cash payments will be invested at the price set forth in
Section 5.02 below. For investment of an optional cash payment to occur on a particular Investment Date, the optional cash payment must be received (and if by check or draft, receipt means cleared) by the Administrator no earlier than ten (10) and no later than two (2) days prior to the corresponding Investment Date.

                           ARTICLE V

                      Purchase of Shares

      Section 5.01 Purchase of Common Stock. With the amount of the participant's cash dividends and optional cash payments credited to the participant's account on the Investment Date, the Corporation shall purchase shares of Common Stock for participants through the Plan as soon as reasonably practicable after the Investment Date, but not more than thirty (30) days after such date, except where completion at a later date is necessary or advisable under any applicable securities laws. Shares may be purchased from authorized but unissued (including treasury, if available) Common Stock by the Corporation as agent, or on the over-the-counter market by an independent stock purchasing agent, in the sole discretion of the Corporation. Each participant's account will be credited with that number of shares, including fractions computed to four (4) decimal places, equal to the total amount of cash dividends and optional cash payments invested, divided by the purchase price. Five Hundred Thousand (500,000) shares of Common Stock (par value $5.00) are reserved for the Plan.

      Section 5.02 Purchase Price. The purchase price per share of Common Stock purchased with reinvested dividends and optional cash payments pursuant to the Plan after any Investment Date will be equal to its Market Value.

      Section 5.03 Dividends. Participants will be credited with dividends on fractions of shares held in their Plan accounts.





                          ARTICLE VI

                           Expenses

      All costs of administration of the Plan shall be paid by the Corporation. No brokerage commissions or other charges shall be assessed against participants with respect to purchases of Common Stock under the Plan. Any participant who requests that the Corporation sell shares of Common Stock held in the participant's account in the Plan will be assessed a service fee as determined by the Corporation from time to time along with any brokerage fees incurred in connection with such sale.


                          ARTICLE VII

                   Issuance of Certificates

      Section 7.01 Registration. Shares of Common Stock purchased under the Plan shall be registered in the name of the Administrator or its nominee as agent for participants in the Plan, credited to the account of each participant as appropriate, and held by the Administrator.

       Section 7.02 Certificates. The Corporation shall issue certificates for shares credited to a participant's account upon the participant's written request. Such shares shall then be issued to the participant and withdrawn from his account under the Plan. The
Corporation will not issue certificates for fractions of shares.

      Section 7.03 Assignment. Shares credited to the account of a participant may not be pledged or assigned, and any such purported pledge or assignment shall be void. If a participant desires to pledge or assign such shares, he must request that a certificate for such shares be issued in his name.


                         ARTICLE VIII

                  Withdrawal and Termination

     Section 8.01 Notice. A participant must notify the Administrator in writing of his intent to withdraw from the Plan. Upon a participant's withdrawal from the Plan or upon termination of the Plan, certificates for whole shares of Common Stock credited to a participant's account will be issued and cash payments will be made for fractional shares of Common Stock.

     Section 8.02 Effective Date. A participant may withdraw all or a portion of his account from the Plan at any time. If the request to withdraw is received at least five (5) business days before a dividend record date, such request shall be processed effective on the day following receipt of the request by the Administrator. However, if the request to withdraw is received by the Administrator less than five (5) business days before a dividend record date, dividends shall be reinvested for the participant's account. The request for withdrawal will then be processed as promptly as possible following the Investment Date. All subsequent dividends shall be paid in cash to the former participant unless the participant re-enrolls in the Plan, which the participant may as set forth in Section 4.01.

     Section 8.03 Disposition of Shares. If a participant disposes of shares of Common Stock registered in his name, the dividends on the shares credited to his account under the Plan shall continue to be reinvested until he notifies the Corporation that he wishes to terminate his participation in the Plan. If a participant reinvests the dividends on all of the shares registered in his name and he disposes of a portion of such shares, the Corporation shall continue to reinvest the dividends on the remainder of the shares registered in his name. If a participant is reinvesting the cash dividends on part of the shares registered in his name and he disposes of a portion of such shares, the Corporation shall continue to reinvest the dividends on the remainder of the shares up to the number of shares last indicated on his Authorization Form.

      Section 8.04 Fractional Shares. Any fractional shares shall be paid for in cash by the Administrator upon a participant's withdrawal. The cash payment for any fractional share shall be based on the last sale price of the Common Stock as quoted by the Bulletin Board on the next business day on which the Common Stock is trading following the day on which the withdrawal request is effectively processed by the Administrator.




                          ARTICLE IX

               Stock Dividends and Stock Splits

     Any share of Common Stock distributed by the Corporation as a stock dividend on shares of Corporation Common Stock credited to an account under the Plan, or upon any split of such stock, shall be credited to the account. Stock dividends or splits distributed on all other shares held by a participant and registered in a participant's own name shall be mailed directly to the participant. In the event that the Corporation makes available to its holders of Common Stock rights to subscribe to additional shares, debentures, or other securities, the shares credited to an account under the Plan shall be added to other shares held by the participant in calculating the number of rights to be issued to such participant.

                           ARTICLE X

                            Voting

     Each participant shall have the sole right to vote shares purchased for such participant which are held by the Administrator under the Plan on the dividend record date for a vote. Participants under the Plan who are registered holders of the Corporation's Common Stock will receive only one proxy which will include any shares credited to an account under the Plan.


                          ARTICLE XI

                            Reports

      Section 11.01 Statements. A statement describing any dividends invested, the number of shares of Common Stock purchased, the price per share, and the total shares of Common Stock accumulated under the Plan shall be mailed to each participant by the Administrator as soon as practicable after completion of each investment for a participant's account.

      Section 11.02 Income Tax Reporting. Dividends paid on the accumulated shares, and fees and brokerage commissions paid on each participant's behalf by the Corporation, shall be included in the Form 1099 DIV information return (or replacement form) to the Internal Revenue Service.

      Section 11.03 Communications. Each participant shall receive a copy of each communication sent generally to holders of Common Stock.



                          ARTICLE XII

                   Amendment and Termination

      Section 12.01 Amendment and Termination. The Board of Directors of the Corporation may, at any time and from time to time, suspend, terminate, modify or amend the Plan, including, but not limited to, the period between dividend record date and the Investment Date.

      Section 12.02 Notice to Participants. The Corporation shall notify each participant of any suspension, termination, modification or amendment of the Plan.

      Section 12.03 Participation. The Corporation reserves the right to terminate any participant's participation in the Plan at any time.


                         ARTICLE XIII

                         Miscellaneous

      Section 13.01 No Liability. Neither the Corporation nor the Administrator shall be liable for any act taken in good faith or for any good faith omission to act, including, without limitation, any claims of liability (i) arising out of failure to terminate a participant's account upon their death; (ii) with respect to the prices at which shares of the Corporation's Common Stock are purchased or sold, the times when or the manner in which such purchases or sales were made, the decision whether to purchase such shares of Common Stock on the open market or from the Corporation, fluctuations in the market value of the Common Stock; and (iii) any matters relating to the operation or management of the Plan.

      Section 13.02 Federal Income Tax. For federal income tax purposes, participants shall be treated as having received, on each dividend payment date, the full amount of the cash dividend for that dividend date, even though the dividends are not actually received in cash, but instead are applied to the purchase of shares for their account.

      Section 13.03 Withholding. The Corporation shall comply with all applicable income tax withholding requirements.


      Section 13.04 Repurchase of Stock. The Corporation shall not be required to purchase or repurchase from any participant any of the shares of Common Stock that the participant acquired under the Plan.

      Section 13.05 Government Regulation. The Corporation's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

      Section 13.06 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

      Section 13.07 Severability of Provisions; Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change).
The Plan shall be governed by the laws of the Commonwealth of Pennsylvania, to the extent such laws are not in conflict with, or superseded by, federal law.




UNIVEST
CORPORATION OF PENNSYLVANIA
Broad & Main Streets, Souderton, Pennsylvania 18964
                                        PROXY
                                        and Voting Instruction Card
UNIVEST'S DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, 4, and 5.

                  For  Withheld            For  Withheld            For Against
1.Election of Four [ ] [ ] 2.Election of three [ ] [ ]   3.Approval of [ ][ ]
  Class III Directors        Alternate Directors           the Employee Stock
  R. Lee Delp, Norman G.     William S. Aichele,           Purchase Plan
  Good,Harold M. Mininger,   Clair W. Clemens,             reserving 250,000
  P. Gregory Shelly          H.Ray Mininger                shares for issuance
                                                           under the plan.

FOR, EXCEPT VOTE WITHHELD          FOR, EXCEPT VOTE WITHHELD
FOLLOWING NOMINEE(S):               FOLLOWING NOMINEE(S):
______________________________     _____________________________

4. Approval of the Dividend Reinvest    5.Selection of Ernst & Young LLP
   and Stock Purchase Plan reserving      as Independent Certified Public
   500,000 shares for issuance under      Accountant for 1996
   the Plan.

      For         Against                    For          Against
     [   ]         [   ]                     [   ]         [   ]



Signature(s): _________________  ______________________  ___________________
                                                             (Date)

NOTE: Please sign as name(s) appear hereon. Give full title if signing for a corporation, partnership, or as attorney, agent, or in another representative capacity.
- - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                       FOLD AND DETACH HERE
                            UNIVEST
                  CORPORATION OF PENNSYLVANIA
     Broad & Main Streets, Souderton, Pennsylvania, 18964
                             PROXY
        ANNUAL MEETING OF SHAREHOLDERS - APRIL 9, 1996

The annual Meeting of Shareholders of Univest Corporation of Pennsylvania will be held on Tuesday, April 9, 1996, at the Univest Building, Broad & Main Streets, Souderton, Pennsylvania, at 10:45 a.m.

The top (shaded) portion of this form is your PROXY AND VOTING INSTRUCTION CARD. Please COMPLETE, SIGN, and DATE the CARD, and then DETACH, and RETURN the completed card PROMPTLY in the enclosed reply envelope. You should do so even if you plan to attend the Annual Meeting. If you do attend, you may override your proxy and vote in person if you wish.

PLEASE COMPLETE, SIGN, AND DATE YOUR PROXY AND VOTING INSTRUCTION CARD, DETACH IT, AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

The signature(s) should be exactly as the name(s) appear above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF UNIVEST CORPORATION OF PENNSYLVANIA FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 9, 1996.

The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 8, 1996, hereby appoints Harold F. Detweiler and Gerald G. Dunlap, or any of them, with full power of substitution to each, proxies to represent the undersigned and to vote all of the shares of the Common Stock of Univest Corporation of Pennsylvania, (the "Corporation") that the undersigned would be entitled to vote if personally present at the 1996 Annual Meeting of Shareholders of the Corporation, or any adjournment thereof, as directed on the reverse side and in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy will be voted as directed on the reverse side hereof. If no direction is given, however, the shares represented by this proxy will be voted FOR the election of the nominees for Director (those nominees are R. Lee Delp, Norman G. Good, Harold M. Mininger, and P. Gregory Shelly), FOR the election of the nominees for Alternate Director (those nominees are William S. Aichele, Clair W. Clemens, and H. Ray Mininger), FOR the approval of the 1996 Employee Stock Purchase Plan reserving 250,000 shares for issuance under the Plan, FOR the approval of the Dividend Reinvestment and Stock Purchase Plan, reserving 500,000 shares for issuance under the Plan, and FOR the selection of Ernst & Young LLP as the Corporation's Independent Certified Public Accountant for 1996.

Please complete, sign, and date this Card on the reverse side and return it promptly in the enclosed reply envelope.

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                       FOLD AND DETACH HERE